SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                -----------------

                              DWS S&P 500 Plus Fund

The following information supplements existing disclosure in the section entitled "MANAGEMENT" of the fund's summary prospectus: On January 26, 2010, Deutsche Investment Management Americas Inc. (the "Advisor") announced its intention to transition members of its Quantitative Strategies Group (the "QS Group"), including members of the fund's portfolio management team, out of the Advisor into a separate investment advisory firm named QS Investors, LLC ("QS Investors") that will be unaffiliated with the Advisor (the "Separation"). The Separation is expected to be completed during the third quarter of 2010. In order for the fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the fund's Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities, and the terms of the Separation and the Sub-Advisory Agreement, the fund's Board approved the Sub-Advisory Agreement. This action was taken pursuant to an order the fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the fund's Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the fund's assets without the need for a shareholder meeting or vote. The Sub-Advisory Agreement will become effective upon the effective date of the Separation.

Effective upon the Separation, the following information supplements the existing disclosure in the section entitled "MANAGEMENT"

of the fund's summary prospectus:

Subadvisor

QS Investors, LLC

               Please Retain This Supplement for Future Reference


July 1, 2010                                              [DWS INVESTMENTS LOGO]
DSPPF-STK                                                    Deutsche Bank Group

Summary Prospectus July 1, 2010


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS S&P 500 PLUS FUND






CLASS/Ticker    A   OUTDX    B   OUTBX    C   OUTCX    R   OUTRX    S   SSFFX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C, R) and (800) 728-3337
(S) or asking your financial advisor. The prospectus and SAI, both dated July 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term growth and income.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 9) and Purchase and Redemption of Shares in the fund's SAI (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C       R      S
                                   ------------  ---------  ---------  ------  -----
Maximum sales charge (load) on
purchases, as % of offering price        5.75      None       None     None    None
----------------------------------       ----      --         --       ------  -----
Maximum contingent deferred sales
charge (load), as % of redemption
proceeds                             None(1)     4.00       1.00       None    None
----------------------------------   --------    ----       ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C          R           S
                             ---------  ---------  ---------  ---------  ----------
Management (Unitary) fee         0.55       0.55       0.55       0.55       0.55
----------------------------     ----       ----       ----       ----       ----
Distribution/service
(12b-1) fees                     0.23       0.99       1.00       0.48      None
----------------------------     ----       ----       ----       ----      -----
Other expenses                   0.03       0.03       0.03       0.03       0.03
----------------------------     ----       ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         0.81       1.57       1.58       1.06       0.58
----------------------------     ----       ----       ----       ----      -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         R       S
-------  --------  --------  --------  --------  ------
1        $ 653     $ 560     $ 261     $ 108     $59
--       -----     -----     -----     -----     ---
3          819       796       499       337     186
--       -----     -----     -----     -----     ---
5          999     1,055       860       585     324
--       -----     -----     -----     -----     ---
10       1,519     1,475     1,878     1,294     726
--       -----     -----     -----     -----     ---

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         R       S
-------  --------  --------  --------  --------  ------
1        $ 653     $ 160     $ 161     $ 108     $59
--       -----     -----     -----     -----     ---
3          819       496       499       337     186
--       -----     -----     -----     -----     ---
5          999       855       860       585     324
--       -----     -----     -----     -----     ---
10       1,519     1,475     1,878     1,294     726
--       -----     -----     -----     -----     ---

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2010: 5%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund's investment program has two main components or strategies. The fund's primary strategy seeks to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") (see "Index strategy," below). The fund also employs a global tactical asset allocation overlay component (the "iGAP strategy," see below). Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index.

MANAGEMENT PROCESS


INDEX STRATEGY. In implementing the Index strategy, the fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it is believed to be a cost-efficient way of approximating the index's performance (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities or money market instruments.


Portfolio management uses quantitative analysis techniques to structure the fund with the goal of obtaining a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. The fund uses an optimization strategy, gaining exposure to the largest stocks in the index in approximately the same proportion they are represented in the index, then gaining exposure to a statistically selected sample of the smaller stocks found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.


IGAP STRATEGY. In addition, to the fund's Index strategy, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond, equity and currency markets. Using the iGAP strategy, portfolio management seeks to cause the fund to outperform the S&P 500 Index by approximately 4% per year over a full market cycle, before the deduction of fund fees and expenses (gross). There is no assurance that the fund will meet this target over the long term or that the contribution to the fund's return from the iGAP strategy will meet or exceed this target for any year or period of years; in some periods, the contribution to the fund's return from the iGAP strategy may be negative. The iGAP strategy uses derivatives (contracts whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and equities and over-the-counter forward currency contracts. The notional amount of the fund's aggregate exposure obtained from such investments within the iGAP strategy will often exceed 100% of the net assets of the fund and, depending on market conditions, may significantly exceed 100% of the net assets of the fund.


The S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the US. Stocks in the S&P 500 Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P").

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives and currency transactions outside of the iGAP strategy for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures contracts and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


INDEX FUND RISK. Because the fund normally invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its Index strategy in response to fluctuations in the market segment represented by the Index.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


As part of the iGAP strategy, the fund will be exposed to the risks of non-US currency markets, and global equity and bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. Global equity and bond markets may also fluctuate for the same



                                       2
                                                           DWS S&P 500 Plus Fund


                                                 SUMMARY PROSPECTUS July 1, 2010
or similar reasons. As a result, the fund's exposure to foreign currencies and global equity and bond markets could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

TRACKING ERROR RISK. There are several reasons why the fund's performance will differ substantially from the S&P 500 Index:

o In employing the iGAP strategy portfolio management seeks investments whose returns are expected to have a low correlation to the returns of the fund's holdings.

o Unlike the S&P 500 Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks.

o  The fund's portfolio is not identical to the composition of the S&P 500
   Index.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and SAI.

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For Class A, B, C and R shares, performance prior to its inception date is based on the historical performance of the fund's original share class (Class
S), each adjusted to reflect the higher net expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  -4.50       -10.77      -22.70     26.65      10.51      3.82      16.21      6.82    -32.62    26.79
    2000       2001      2002        2003       2004       2005      2006       2007    2008      2009




Best Quarter: 16.57%, Q3 2009      Worst Quarter: -18.12%, Q4 2008
Year-to-Date as of 3/31/10: 6.86%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                 CLASS           1          5          10
                             INCEPTION        YEAR      YEARS       YEARS
                           -----------  ----------  ---------  ----------
CLASS A before tax          7/2/2001        19.26       0.47       -0.70
-------------------------  ---------        -----       ----      ------
CLASS B before tax          7/2/2001        22.52       0.73       -0.87
-------------------------  ---------        -----       ----      ------
CLASS C before tax          7/2/2001        25.55       0.91       -0.86
-------------------------  ---------        -----       ----      ------
CLASS R before tax         11/3/2003        26.21       1.40       -0.34
-------------------------  ---------        -----       ----      ------
CLASS S before tax         5/17/1999        26.79       1.94       0.15
-------------------------  ---------        -----       ----      ------
  After tax on
  distributions                             25.93       1.23       -0.30
  After tax on distribu-
  tions, with sale                          17.72       1.55       0.02
-------------------------  ---------        -----       ----      ------
STANDARD & POOR'S
(S&P) 500 INDEX                             26.46       0.42       -0.95
-------------------------  ---------        -----       ----      ------

                                       3
                                                           DWS S&P 500 Plus Fund


                                                 SUMMARY PROSPECTUS July 1, 2010

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


THOMAS PICCIOCHI, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                        AUTOMATIC
                                      UGMAS/           INVESTMENT
           NON-IRA            IRAS     UTMAS                PLANS
         ---------  --------------  --------  -------------------
A B C     1,000            500       1,000             500
-------   -----            ---       -----             ---
R          None          None        None             None
-------   -----          -----       -----            ----
S         2,500          1,000       1,000           1,000
-------   -----          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B, C or R shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class R shares are generally available only to certain retirement plans. Class S shares are generally available only to existing Class S shareholders.


TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
                                                           DWS S&P 500 Plus Fund
                                       SUMMARY PROSPECTUS July 1, 2010 DSPPF-SUM